SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement           (  )  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                                ECB BANCORP, INC.
                (Name of Registrant as Specified in its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required

( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                               ECB BANCORP, INC.
                              POST OFFICE BOX 337
                        ENGELHARD, NORTH CAROLINA 27824

                   ----------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                   ----------------------------------------



      NOTICE is hereby given that the 2000 Annual Meeting of Shareholders of ECB Bancorp, Inc. ("Bancorp") will be held at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, at 11:00 a.m. on Wednesday, April 19, 2000.

      The purposes of the meeting are:

      1. ELECTION OF DIRECTORS. To elect four directors of Bancorp for terms of three years or until their respective successors are duly elected and qualified;

      2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS. To consider a proposal to ratify the appointment of KPMG LLP as Bancorp's independent public accountants for 2000; and,

      3. OTHER BUSINESS. To transact any other business that may be properly presented for action at the Annual Meeting.

      YOU ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, TO ENSURE THE PRESENCE OF A QUORUM, ALL SHAREHOLDERS, EVEN IF THEY PLAN TO ATTEND THE MEETING, ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED APPOINTMENT OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. RETURNING A SIGNED APPOINTMENT OF PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE IT OR TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Arthur H. Keeney III
                                          -------------------------------------
                                          ARTHUR H. KEENEY III
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



MARCH 20, 2000

                               ECB BANCORP, INC.
                              POST OFFICE BOX 337
                        ENGELHARD, NORTH CAROLINA 27824
                                ---------------
                                PROXY STATEMENT
                                ---------------

                        ANNUAL MEETING OF SHAREHOLDERS

GENERAL

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECB Bancorp, Inc. ("Bancorp") of appointments of proxy in the enclosed form for use at the Annual Meeting of Bancorp's shareholders (the "Annual Meeting") and at any adjournments thereof. The Annual Meeting will be held at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, at 11:00 a.m. on Wednesday, April 19, 2000. This Proxy Statement is being mailed to Bancorp's shareholders on or about March 20, 2000.

APPOINTMENT AND VOTING OF PROXIES

      Persons named in the enclosed appointment of proxy to represent shareholders as proxies at the Annual Meeting (the "Proxies") are Gary M. Adams, Arthur H. Keeney III, and J. Dorson White, Jr. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted by the Proxies in accordance with the directions contained therein. If no directions are given, those shares will be voted by the Proxies "FOR" the election of each of the four nominees for director named in Proposal 1 and "FOR" Proposal 2. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unable or unwilling to serve as a director for any reason, the Proxies will have the discretion to vote for a substitute nominee named by the Board of Directors. On any other matters that may properly be presented for action at the Annual Meeting, the enclosed form of appointment of proxy will authorize the Proxies to vote in accordance with their best judgment.

REVOCATION OF APPOINTMENT OF PROXY

      Any shareholder who executes an appointment of proxy may revoke it at any time before it is exercised by filing with Bancorp's Secretary either a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

EXPENSES OF SOLICITATION

      Bancorp will pay all costs of the solicitation of appointments of proxy for the Annual Meeting, including costs of preparing, assembling and mailing this Proxy Statement. In addition to solicitation by mail, appointments of proxy may be solicited personally or by telephone by directors, officers and employees of Bancorp and its bank subsidiary, The East Carolina Bank (the "Bank").

RECORD DATE

      The close of business on March 9, 2000, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record on the Record Date will be eligible to vote on the matters presented for action by shareholders at the Annual Meeting.

VOTING SECURITIES

      Bancorp's voting securities are the shares of its common stock, $3.50 par value per share, of which 2,120,654 shares were outstanding on the Record Date. At the Annual Meeting, each shareholder will be entitled to one vote for each share held of record on the Record Date for each director to be elected and on each other matter submitted for voting.

VOTING PROCEDURES; VOTES REQUIRED FOR APPROVAL

      In the election of directors, the four nominees receiving the highest numbers of votes will be elected. For approval of Proposal 2, votes cast favoring approval must exceed the votes cast against the proposal. As long as a quorum is present, abstentions and broker non-votes will have no effect in the voting at the Annual Meeting. Shareholders may not vote cumulatively in the election of directors.

BENEFICIAL OWNERSHIP OF SECURITIES

      The following table describes the beneficial ownership of Bancorp's common stock as of the Record Date by its current directors, nominees for election as directors, and Chief Executive Officer, individually, and by all current directors and executive officers as a group. As of the Record Date, C. Gilbert Gibbs (who is included in the table) was the only person known to management of Bancorp to beneficially own more than 5% of its common stock.

NAME OF                              AMOUNT AND NATURE OF            PERCENT
BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP (1)         OF CLASS
----------------                   ------------------------        ---------
George T. Davis, Jr............             22,044                    1.04%
C. Gilbert Gibbs...............            480,666                   22.67%
Gregory C. Gibbs...............              5,778                     .27%
John F. Hughes, Jr.............              2,200                     .10%
Arthur H. Keeney III...........              5,700                     .27%
J. Bryant Kittrell III.........              6,300                     .30%
Joseph T. Lamb, Jr.............             20,008                     .94%
B. Martelle Marshall...........              1,932                     .09%
Robert L. Mitchell.............              3,526                     .17%
R. S. Spencer, Jr..............             72,063                    3.40%
Ray M. Spencer.................              7,923                     .37%
All current directors and executive
  officers as a group (14 persons)          634,198                  29.91%


(1) Except as otherwise noted, the individuals named and included in the group exercise sole voting and investment power with respect to all shares. Certain individuals named and included in the group exercise shared voting and investment powers with respect to the following numbers of shares:
      George T. Davis, Jr. - 6,993 shares; C. Gilbert Gibbs - 74,835 shares; Gregory C. Gibbs - 978 shares; J. Bryant Kittrell III - 900 shares; Joseph
      T. Lamb, Jr. - 7,740 shares; B. Martelle Marshall - 741 shares; Robert L. Mitchell - 2,191 shares; R. S. Spencer, Jr. - 19,922 shares; and all current directors and executive officers as a group - 114,300 shares. Certain individuals named and included in the group exercise sole voting power only with respect to the following numbers of shares representing unvested restricted stock awards pursuant to Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan: Arthur H. Keeney III - 1,500 shares, and all current directors and executive officers as a group - 3,300 shares. Shares listed for Gregory C. Gibbs and C. Gilbert Gibbs include 828 shares which are included in each of their totals but which are counted only once in the shares listed for the group.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Bancorp's directors and executive officers are required by Federal law to file reports with the Securities and Exchange Commission regarding the amount of and changes in their beneficial ownership of Bancorp's common stock. Based on its review of copies of those reports, Bancorp's proxy statement each year is required to disclose failures to report shares beneficially owned or changes in such beneficial ownership, or to timely file required reports, during the previous fiscal year. Based solely on its review of filed reports, to the knowledge of Bancorp's management there were no such failures to file required reports during 1999.


                      PROPOSAL 1:  ELECTION OF DIRECTORS

      Bancorp's Bylaws provide for a Board of Directors composed of not less than nine nor more than 15 members and authorize the Board of Directors to set and change the number of directors from time to time within the above limits. The Board of Directors is divided into three classes and directors are elected to staggered three-year terms. Each year, the terms of the directors in one class expire and directors in that class are elected for new three-year terms.

      NOMINEES. The number of Bancorp's directors currently is set at eleven. The terms of the following four current directors expire at the Annual Meeting and each of them has been nominated by the Board of Directors for reelection at the Annual Meeting to new three-year terms as directors.



                            Position(s)
                            with Bancorp    First             Principal occupation
    NAME AND AGE              and Bank    elected (1)        and business experience
   --------------            ----------   -----------       ------------------------
George T. Davis, Jr. (2)    Vice Chairman     1979    Attorney, Davis & Davis, Swan Quarter, NC
       (45)
Gregory C. Gibbs (3)           Director       1994   Financial Planner, Piedmont Carolinas Group, LLC
       (39)                                          (since 1999); previously, student, NC State University,
                                                     Raleigh, NC (1996-1999), and Manager, C. G. Gibbs
                                                     Hardware (hardware store), Engelhard, NC (1979-1995)
John F. Hughes, Jr.            Director       1996   Resident Manager, North Carolina Power (utility
       (54)                                          company), Manteo, NC
Robert L. Mitchell             Director       1981   Retired Magistrate (since 1995); Owner of Mitchell's
       (83)                                          Barber Shop, Columbia, NC


(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. The term "First elected" refers to the year in which each individual first took office as a director of the Bank.
(2) Mr. Davis provided legal services to Bancorp and the Bank during 1999 and is expected to continue to do so during 2000.
(3)   Gregory C. Gibbs is the son of incumbent director C. Gilbert Gibbs.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE FOUR NOMINEES FOR DIRECTOR NAMED ABOVE. IN THE ELECTION OF DIRECTORS, THE FOUR NOMINEES RECEIVING THE HIGHEST NUMBERS OF VOTES WILL BE ELECTED.

      INCUMBENT DIRECTORS. The following table contains information about the remaining seven directors of Bancorp whose terms extend beyond the date of the Annual Meeting.

                         Position(s)    First elected/
                         with Bancorp   current term             Principal occupation
   NAME AND AGE            and Bank      expires (1)           and business experience
  --------------         ------------  ---------------       ------------------------
C. Gilbert Gibbs (2)        Director     1983 / 2002       Owner, C. G. Gibbs Hardware (hardware store) and
       (76)                                                Darkwood Farms (farming operations), Engelhard, NC
Arthur H. Keeney III   President, Chief  1995 / 2001       Executive officer of Bancorp and the Bank  (Mr. Keeney's
       (56)            Executive Officer                   previous business experience is described in his listing as
                         and Director                      an executive officer below.)
J. Bryant Kittrell III     Director      1990 / 2002       President, Kittrell & Associates, Inc. (real estate
       (48)                                                development and sales), Greenville, NC
Joseph T. Lamb, Jr.        Director      1981 / 2001       President, Joe Lamb, Jr. & Associates, Inc. (real
       (66)                                                estate sales and rentals), Nags Head, NC
B. Martelle Marshall       Director      1993 / 2002       Co-owner and operator, Martelle's Restaurant,
       (50)                                                Engelhard, NC (since 1997); previously conducted
                                                           farming operations
Ray M. Spencer             Director      1974 / 2001       Retired farmer, Scranton, NC
       (77)
R. S. Spencer, Jr.         Chairman      1963 / 2002       President, R. S. Spencer, Inc. (retail merchant),
       (59)                                                Engelhard,  NC

------------
(1) Each person first became a director of Bancorp during 1998 in connection with Bancorp's organization as the Bank's holding company and previously had served as a director of the Bank. The term "First elected" refers to the year in which each individual first took office as a director of the Bank.
(2) C. Gilbert Gibbs is the father of Gregory C. Gibbs, who is a nominee for election as a director.


MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      Each director of Bancorp also serves as a director of the Bank. During 1999, Bancorp's Board of Directors met ten times, and the Bank's Board of Directors met twelve times. Each director attended 75% or more of the aggregate number of meetings of the Boards of Directors and any committees on which he served.

      Bancorp's and the Bank's Boards of Directors have several standing committees, including a joint Executive Committee, a joint Audit Committee, and a joint Compensation/Incentive Committee.

      The Executive Committee may act, between meetings of the Boards of Directors, with all the authority of the full Boards, and also acts as a nominating committee for Bancorp by making recommendations to the Board of Directors regarding nominees for election as directors. Bancorp's Board of Directors makes all final determinations regarding the selection of nominees. The current members of the Committee are Arthur H. Keeney III - Chairman, George
T. Davis, Jr., C. Gilbert Gibbs, J. Bryant Kittrell, III, and R. S. Spencer, Jr. The Committee met once during 1999 in its capacity as a nominating committee. In making its recommendations to the Board of Directors, the Committee will consider candidates recommended by shareholders. Any such recommendation should be made in writing and include a statement of the candidate's qualifications to serve as a director.

      The Audit Committee reviews reports of annual audits by Bancorp's independent auditors and examinations of Bancorp and the Bank by their regulators, and monitors the results of the Bank's internal audit programs. The current members of the Committee are J. Bryant Kittrell III -- Chairman, Gregory
C. Gibbs, John F. Hughes, Jr., B. Martelle Marshall, and R. S. Spencer, Jr. The Committee met six times during 1999.

      The Compensation/Incentive Committee evaluates and makes recommendations to the Board of Directors with respect to the compensation and benefits of the Bank's officers and employees. The Committee also administers Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan. The current members of the Committee are George T. Davis, Jr.-- Chairman, C. Gilbert Gibbs, J. Bryant Kittrell III, and R. S. Spencer, Jr. The Committee met once during 1999.

DIRECTOR COMPENSATION

      The Bank pays each of its directors a fee of $500 for each Board meeting attended, and members of committees of the Boards of Directors receive a fee of $250 for each committee meeting attended ($400 for the Executive Committee). In addition, the Chairman is paid an annual retainer of $3,000 in consideration of the additional duties and responsibilities associated with his position. All directors are reimbursed for travel expenses incurred in attending Board and committee meetings. Directors do not receive any additional compensation for their service as members of Bancorp's Board of Directors. Directors who also are employees of the Bank do not receive any fees for their services as directors.

EXECUTIVE OFFICERS

      ARTHUR H. KEENEY III, age 56, serves as President and Chief Executive Officer of Bancorp and the Bank and has been employed by the Bank since 1995. Prior to his employment with the Bank, Mr. Keeney served as Vice President and General Manager of OMG Co. (manufacturer of telecommunications and electronic training devices), Baltimore, Maryland (1994-1995), as a Recruiting Consultant with Don Richards and Associates, Inc. (executive recruiters), Baltimore, Maryland (1993-1994), as Executive Director, American Foundation for Urologic Disease, Baltimore, Maryland (1991-1993), and as Executive Vice President of Signet Bank, Richmond, Virginia (1983-1991).

      J. DORSON WHITE, JR., age 49, serves as Executive Vice President and Branch Administrator of the Bank. He has been employed by the Bank since 1989.

      GARY M. ADAMS, age 46, serves as Senior Vice President and Chief Financial Officer of Bancorp and the Bank. He has been employed by the Bank since 1981.

      WILLIAM F. PLYLER II, age 56, serves as Senior Vice President and Chief Credit Officer and has been employed by the Bank since 1995. Mr. Plyler previously served as Vice President in the Credit Policy Division of Southern National Bank, Winston-Salem, North Carolina (1993-1995), and he has held various positions in Lending and Credit Administration with Wachovia Bank of North Carolina, N.A. (1966-1993).

EXECUTIVE COMPENSATION

      The following table shows the cash and certain other compensation paid to or received or deferred by Bancorp's and the Bank's Chief Executive Officer for the years indicated. Bancorp's officers are compensated by the Bank for their services as officers of the Bank, and they receive no salaries or other cash compensation from Bancorp for their services as officers of Bancorp.

                           SUMMARY COMPENSATION TABLE


                                ANNUAL COMPENSATION(1)  LONG TERM COMPENSATION
                                ----------------------- -----------------------
                                                         RESTRICTED  SECURITIES
                                                           STOCK     UNDERLYING   ALL OTHER
      NAME AND                       SALARY      BONUS     AWARDS     OPTIONS   COMPENSATION
 PRINCIPAL POSITION        YEAR      ($)(2)       ($)      ($)(3)     (#)(4)       ($)(5)
--------------------      -------  --------    --------   --------- ----------  ------------
Arthur H. Keeney III (6)   1999     130,000     21,450      16,822       -0-       16,673
  President and            1998     112,001     28,000        -0-      4,422       15,558
  Chief Executive Officer  1997     103,599     26,880        -0-        -0-       14,939


(1) In addition to compensation paid in cash, Bancorp's and the Bank's executive officers receive certain personal benefits. The value of non-cash benefits received each year by Mr. Keeney did not exceed 10% of his cash compensation for that year.
(2) Includes amounts of salary deferred at Mr. Keeney's election pursuant to the Bank's Section 401(k) plan.
(3) Reflects the value at the date of grant of 1,500 restricted shares of common stock awarded during 1999 pursuant to Bancorp's Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan"). The value of those shares at December 31, 1999, was $14,250. Following the date of grant, the award becomes vested with respect to 25% of the shares at the end of three years and with respect to an additional 35% and 40% of the shares at the end of fourth and fifth year, respectively. Cash dividends are paid on the shares during the vesting period at the same rate at which they are paid on other outstanding shares of Bancorp's common stock.
(4) Reflects shares which are subject to stock options granted pursuant to the Omnibus Plan. (See "Stock Options" below.)
(5) The amount reported for 1999 consists of $8,151 in premiums paid by the Bank on an insurance policy used to fund a supplemental retirement plan established by the Bank for Mr. Keeney, and $8,446 in contributions by the Bank to the Section 401(k) plan for Mr. Keeney's account.
(6) Mr. Keeney serves as President and Chief Executive Officer of the Bank pursuant to an employment agreement which provided for an initial term of three years. At the end of each year, the term automatically is extended for one additional year, subject to the Bank's option that the agreement not be so extended. The agreement may be terminated by the Bank for conduct constituting "cause" (as such term is defined in the agreement). Under the agreement, Mr. Keeney is entitled to discretionary bonuses as may be determined by the Board of Directors from time to time, and he has agreed not to compete with the Bank in the areas in which it does business following the termination of his employment. In the event that, following a "change in control" of the Bank, Mr. Keeney's employment is terminated without cause or his duties are substantially reduced relative to his position prior to such transaction, he will be entitled to receive payment of an amount equal to 2.99 times the average of his salary, cash bonus, and incentive payments during the preceding three years.


STOCK OPTIONS

      At the 1998 Annual Meeting, the Bank's shareholders approved the Bank's Omnibus Stock Ownership and Long Term Incentive Plan (the "Omnibus Plan") which, among other things, provided for the grant of options to purchase shares of the Bank's common stock ("Stock Options"). Upon consummation of the reorganization in which Bancorp became the Bank's parent holding company during July 1998 (the "Reorganization"), Bancorp assumed the Omnibus Plan as its own.

      During 1998, Stock Options were granted to certain officers of the Bank to purchase an aggregate of 9,516 shares of the Bank's common stock at a price of $12.50 per share (as adjusted in accordance with the terms of the Omnibus Plan to reflect the three-for-one split in the Bank's common stock which was effective July 22, 1998). Upon consummation of the Reorganization, all then outstanding Stock Options previously granted by the Bank under the Omnibus Plan were converted into Stock Options to purchase shares of Bancorp's common stock. The following tables contain information regarding Stock Options currently held by Bancorp's Chief Executive Officer under the Omnibus Plan.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                        NUMBER OF SECURITIES            VALUE OF
                                                       UNDERLYING UNEXERCISED  UNEXERCISED IN-THE-MONEY
                                                        OPTIONS AT FY-END (2)     OPTIONS AT FY-END (3)
                                SHARES                  ---------------------  --------------------------
                               ACQUIRED    VALUE
          NAME                ON EXERCISE REALIZED   EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
---------------------------  ------------ --------  ------------- -----------  -----------  -------------
Arthur H. Keeney III              (1)         -         -0-          4,422          -         $ -0-(4)


---------------
(1)   No options were exercised during 1999.
(2) Numbers of shares have been adjusted in accordance with the terms of the Omnibus Plan to give effect to the three-for-one stock split which was effective on July 22, 1998.
(3) Reflects the amount by which the aggregate market value of the underlying shares exceeded the aggregate exercise price of the option on December 31, 1999.
(4) At December 31, 1999, the market value of the underlying shares was less than the exercise price of the option.


TRANSACTIONS WITH MANAGEMENT

      The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with certain of its directors, executive officers, and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and those loans did not involve more than the normal risk of collectibility or present other unfavorable features.

            PROPOSAL 2:  RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

      Bancorp's current independent certified public accounting firm, KPMG LLP, has been reappointed by the Board of Directors to serve as Bancorp's independent accountants for 2000, and a proposal to ratify that appointment will be submitted for voting by shareholders at the Annual Meeting. Representatives of KPMG LLP are expected to attend the Annual Meeting and be available to respond to appropriate questions, and they will have the opportunity to make a statement if they desire to do so.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2. TO BE APPROVED, THE NUMBER OF VOTES CAST IN PERSON AND BY PROXY AT THE ANNUAL MEETING IN FAVOR OF THIS PROPOSAL MUST EXCEED THE NUMBER OF VOTES CAST AGAINST IT.

                                 OTHER MATTERS

      The Board of Directors knows of no other business that will be brought before the Annual Meeting. However, should other matters properly be presented for action at the Annual Meeting, the Proxies, or their substitutes, will be authorized to vote shares represented by appointments of proxy according to their best judgment.

                       PROPOSALS FOR 2001 ANNUAL MEETING

      It is anticipated that the 2001 Annual Meeting will be held during April 2001. Any proposal (other than nominations for director) of a shareholder which is intended to be presented for action at the 2001 Annual Meeting must be received by Bancorp in writing at its main office in Engelhard, North Carolina, no later than November 20, 2000, to be considered timely received for inclusion in the proxy statement and form of appointment of proxy distributed by Bancorp in connection with that meeting. In order for such a proposal to be included in Bancorp's proxy materials for a particular meeting, the person submitting it must own, beneficially or of record, at least 1% or $2,000 in market value of shares of Bancorp's common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

      Written notice of other shareholder proposals intended to be presented at the 2001 Annual Meeting (proposals which are not intended to be included in Bancorp's proxy statement and form of appointment of proxy) must be received by Bancorp at its main office in Engelhard, North Carolina, no later than February 3, 2001, in order for such proposals to be considered timely received for purposes of the Proxies' discretionary authority to vote on other matters presented for action by shareholders at that meeting.

                            ADDITIONAL INFORMATION

      Bancorp is subject to the reporting requirements of the Securities Exchange Act of 1934 and, in accordance therewith, files reports and other information with the Securities and Exchange Commission, including, without limitation, proxy statements, annual reports and quarterly reports.

      A COPY OF BANCORP'S 1999 ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER ENTITLED TO VOTE AT THE ANNUAL MEETING. REQUESTS FOR COPIES SHOULD BE DIRECTED TO GARY M. ADAMS, CHIEF FINANCIAL OFFICER, ECB BANCORP, INC., POST OFFICE BOX 337, ENGELHARD, NORTH CAROLINA 27824.




MARCH 20, 2000

                               ECB BANCORP, INC.
                              POST OFFICE BOX 337
                       ENGELHARD, NORTH CAROLINA  27824

           APPOINTMENT OF PROXY SOLICITED BY THE BOARD OF DIRECTORS

      The undersigned hereby appoints Arthur H. Keeney III, Gary M. Adams, and
J. Dorson White, Jr., or any of them, as proxies (the "Proxies"), with full power of substitution, to vote the shares of the common stock of ECB Bancorp, Inc. ("Bancorp") held of record by the undersigned on March 9, 2000, at the Annual Meeting of Shareholders of Bancorp (the "Annual Meeting") to be held at The Lodge at Lake Mattamuskeet, New Holland, North Carolina, at 11:00 a.m. on Wednesday, April 19, 2000, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect four directors of Bancorp for three-year terms or until their successors are duly elected and qualified.


      [  ]  FOR all nominees listed below    [  ] WITHHOLD AUTHORITY to vote
            (except as indicated otherwise        for all nominees listed below
            on the line below)

      NOMINEES: George T. Davis, Jr.; Gregory C. Gibbs; John F. Hughes, Jr.; and Robert L. Mitchell.

      INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the nominee's name(s) on the line below.
--------------------------------------------------------------------------------
2. PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of KPMG LLP as Bancorp's independent accountants for 2000.

            [  ] FOR           [  ] AGAINST       [  ] ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly be presented for action at the Annual Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.


      PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY ON THE REVERSE SIDE AND
                 RETURN IT TO BANCORP IN THE ENVELOPE PROVIDED.

      THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY FOR THE ELECTION OF EACH NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2. IF, AT OR BEFORE THE TIME OF THE ANNUAL MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNABLE OR UNWILLING TO SERVE AS A DIRECTOR FOR ANY REASON, THE PROXIES ARE AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE NAMED BY THE BOARD OF DIRECTORS. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF BANCORP A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.



                                    DATED:______________________________, 2000



                                    --------------------------------------------
                                    SIGNATURE


                                    --------------------------------------------
                                    JOINT SIGNATURE (IF SHARES ARE HELD JOINTLY)


                                    Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.


IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING IF YOU SO DESIRE.